Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT dated as of October 17, 2019 (this “Amendment”) is by and between CELGENE CORPORATION, a Delaware corporation (“Seller”), and AMGEN INC., a Delaware corporation (“Purchaser”) (each of Seller and Purchaser, a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, Seller and Purchaser are each a party to that certain Asset Purchase Agreement, dated as of August 25, 2019, by and between Seller and Purchaser (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Asset Purchase Agreement” or “APA”); and

WHEREAS, Seller and Purchaser desire to amend the APA as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Section 1.01    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the APA.

Section 1.02    Amendments.

(a)    The Parties hereby amend the APA to add the “CC-11050 Product” definition in Section 1.1 of the APA as set forth below:

“CC-11050 Product” shall have the meaning set forth on Schedule 1.1(n) to this Agreement.

(b)    The Parties hereby (i) amend and restate Schedule 1.1(m) (Variant) to the APA in its entirety and (ii) agree to make conforming changes in any applicable Ancillary Agreement, in each case, as set forth on Annex A attached to this Amendment.

(c)    The Parties hereby amend the APA to add a new Schedule 1.1(n) (CC-11050 Product) to the APA as set forth on Annex B attached to this Amendment.

(d)    The Parties hereby amend and restate Section 3.19(j) of the Seller Disclosure Schedule in its entirety as set forth on Annex C attached to this Amendment.

(e)    The Parties hereby amend and restate Section 11.16 (Consent Order) of the APA in its entirety as follows:

The Parties agree that nothing in this Agreement shall contradict or otherwise limit the Consent Order (it being understood and agreed that, if and to the extent that the scope of Transferred Assets, licenses or other rights, with respect to any Product or a Variant of a Product or otherwise, to which Purchaser is entitled pursuant to this Agreement or any of the Ancillary Agreements is broader than the scope provided for by the Consent Order, the provisions of this Agreement shall control the rights and obligations of the Parties).

Section 1.03    Miscellaneous.

(a)    Except as amended, supplemented or otherwise modified hereby, the APA shall continue in full force and effect pursuant to its terms. In the event of any conflict between the provisions of this Amendment, on the one hand, and the provisions of the APA, on the other hand, the provisions of this Amendment shall control. Upon the effectiveness of this Amendment, each reference in the APA to “this Agreement”, “hereof”, “hereunder”, “herein”, or words of like import referring to the APA shall be deemed to refer to the APA, as amended, supplemented or otherwise modified by this Amendment, provided that, for clarity, references in the APA to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to August 25, 2019. Upon the effectiveness of this Amendment, any reference to the APA in the Ancillary Agreements shall be deemed to refer to the APA, as amended, supplemented or otherwise modified by this Amendment. This Amendment is incorporated into and made a part of the APA.

(b)    The execution, delivery and effectiveness of this Amendment shall not constitute a waiver or amendment of any provision of the APA, except as specifically set forth herein. Except as herein expressly amended, all of the terms, conditions and provisions of the APA and any of the documents, schedules or exhibits referred to therein shall remain in full force and effect.

(c)    The provisions set forth in Section 11.1 (Interpretation; Absence of Presumption), Section 11.2 (Headings; Definitions), Section 11.3 (Governing Law; Jurisdiction and Forum; Waiver of Jury Trial), Section 11.5 (No Third-Party Beneficiaries), Section 11.8 (Binding Effect; Successors and Assigns), Section 11.9 (Amendments and Waivers), Section 11.10 (Severability) and Section 11.15 (Counterparts; Effectiveness) of the APA are hereby incorporated into, and shall apply to, this Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the day first above written.

CELGENE CORPORATION

By:	/s/ Mark J. Alles
Name:	Mark Alles
Title:	Chairman and Chief Executive Officer

AMGEN INC.

By:	/s/ Jonathan Graham
Name:	Jonathan Graham
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 to the Asset Purchase Agreement]

Annexes Omitted from Amendment No. 1 to the Asset Purchase Agreement

Referenced in Exhibit 10.1 Above

Pursuant to Regulation S-K, Item 601(b)(2), the annexes to Amendment No. 1 to the Asset Purchase Agreement referenced in Exhibit 10.1 above, as listed below, have not been filed. The Registrant agrees to furnish supplementally a copy of any omitted annexes to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.

Annexes
Annex A	Amended and Restated Schedule 1.1(m) to the Schedules to the Asset Purchase Agreement and Conforming Changes to the Applicable Ancillary Agreements
Annex B	Schedule 1.1(n) to the Schedules to the Asset Purchase Agreement
Annex C	Section 3.19(j) of the Seller Disclosure Schedule to the APA